Phoenix Insight Funds Trust

Phoenix Insight Bond Fund

Supplement dated May 19, 2008 to the

Phoenix Insight Bond Fund Prospectus and to the Statement of Additional Information (SAI)

Dated May 1, 2008

IMPORTANT NOTICE TO INVESTORS

Effective May 16, 2008, the Phoenix Insight Bond Fund, formerly a series of Phoenix Insight Funds Trust, was merged with and into the Phoenix Bond Fund, a series of Phoenix Opportunities Trust. The Phoenix Insight Bond Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Insight Bond Fund in the current Prospectus and SAI are hereby deleted.

Investors should retain this supplement with the Prospectus and SAI for future reference.

PXP 5127/PIBF Merged (5/08)